UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2000
Date of Report (Date of earliest event reported)

ASCENDANT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Grader Street, Suite 110 Garland, Texas	75041
(Address of principal executive offices)	(Zip Code)

214.348.7200
Registrant's telephone number, including area code

ASD Systems, Inc.
(Former name or former address, if changed since last report)

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Item 5.     OTHER EVENTS

     On October 20, 2000, ASD Systems, Inc. d/b/a Ascendant Solutions, a Texas corporation ("ASD Systems"), completed its reincorporation from the State of Texas to the State of Delaware through a merger transaction effected in accordance with the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement") between ASD Systems and Ascendant Solutions, Inc., a Delaware corporation and wholly-owned subsidiary of ASD Systems ("Ascendant Solutions"). The Merger Agreement, including the merger transaction resulting in the reincorporation (the "Merger"), was approved by the stockholders of ASD Systems at a special meeting duly called and held on October 19, 2000.

     Pursuant to the Merger Agreement, ASD Systems was merged with and into Ascendant Solutions, with Ascendant Solutions continuing its corporate existence under the laws of the State of Delaware. By operation of law, Ascendant Solutions assumed all of the assets and liabilities of ASD Systems existing as of the effective time. The existing Board of Directors and officers of ASD Systems became the Board of Directors and officers of Ascendant Solutions for identical terms of office. Pursuant to the Merger Agreement, each share of common stock, par value $.0001, of ASD Systems issued and outstanding immediately prior to the Merger, was automatically converted into one fully paid and nonassessable share of common stock, par value $.0001 of Ascendant Solutions. In addition, each warrant and stock option of ASD Systems issued and outstanding immediately prior to the Merger was automatically converted into an option or warrant to purchase, on the same terms and conditions as were applicable under the ASD Systems option or warrant, as the case may be, the same number and class of shares of Ascendant Solutions' capital stock.

     By virtue of filing this Form 8-K, the common stock of Ascendant Solutions is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on the same basis and in the same manner that the shares of common stock of ASD Systems were so registered, pursuant to Rule 12g-3(a) and (f) thereunder. The common stock of Ascendant Solutions, like the common stock of ASD Systems, will continue trading on The Nasdaq Stock Market's National Market under the symbol "ASDS." Delivery of certificates representing common stock of ASD Systems will constitute "good delivery" of the common stock of Ascendant Solutions.

      As permitted by General Instruction F to Form 8-K promulgated under the Exchange Act, Ascendant Solutions is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of Ascendant Solutions, on October 20, 2000, which such press release is specifically incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Not Applicable.

(b)     Not Applicable.

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(c)     Exhibits.

NO. -----------	TITLE ----------------------------------------------------------------------------------------------
2.1	Agreement and Plan of Merger by and between ASD Systems, Inc. d/b/a Ascendant Solutions, a Texas corporation, and Ascendant Solutions, Inc., a Delaware corporation (filed herewith)
3.1	Certificate of Incorporation of Ascendant Solutions, Inc. (filed herewith)
3.2	Bylaws of Ascendant Solutions, Inc. (filed herewith)
4.1	Specimen of Ascendant Solutions, Inc. common stock certificate (filed herewith)
99.1	Press Release, dated October 20, 2000 (filed herewith)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2000	ASCENDANT SOLUTIONS, INC.

By: /s/ David E. Bowe
David E. Bowe
Chief Executive Officer, President, and
Chief Financial Officer

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INDEX TO EXHIBITS

NO. --------------	TITLE ---------------------------------------------------------------------------------------
2.1	Agreement and Plan of Merger, by and between ASD Systems, Inc. d/b/a Ascendant Solutions, a Texas corporation, and Ascendant Solutions, Inc., a Delaware corporation (filed herewith)
3.1	Certificate of Incorporation of Ascendant Solutions, Inc. (filed herewith)
3.2	Bylaws of Ascendant Solutions, Inc. (filed herewith)
4.1	Specimen of Ascendant Solutions, Inc. common stock certificate (filed herewith)
99.1	Press Release, dated October 20, 2000 (filed herewith)